================================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 DATE OF REPORT
                        (Date of Earliest Event Reported)
                               September 24, 1999



                               SL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)



          New Jersey                       1-4987              21-0682685
(State or other jurisdiction of    (Commission file number)   (IRS Employer
        incorporation)                                       Identification No.)


520 Fellowship Road, Suite A114, Mt. Laurel, NJ                   08054
   (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code: 856-727-1500






================================================================================

ITEM 8.   CHANGE IN FISCAL YEAR

Pursuant to a resolution adopted by the Board of Directors on September 24, 1999, the Registrant will change the date for the end of its fiscal year from July 31 to December 31, commencing January 1, 2000. For the transition period from August 1, 1999 to December 31, 1999, the Registrant's fiscal first quarter will end on October 31, 1999, with a short year ending on December 31, 1999. A report covering the transition period of August 1, 1999 through December 31, 1999 is intended to be filed on Form 10-Q.

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                        SL INDUSTRIES, INC.
                                                        -------------------
                                                             Registrant





Dated: October 1, 1999                        /s/ Owen Farren
      ---------------------                   ----------------------------------
                                              Owen Farren
                                              President, Chief Executive Officer
                                              and Chairman of the Board